                    PUTNAM CAPITAL MANAGER VARIABLE ANNUITY
                        HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 14, 1996
           TO THE PUTNAM CAPITAL MANAGER VARIABLE ANNUITY PROSPECTUS
                               DATED MAY 1, 1996

The provisions under "Guaranteed Death Benefit" appearing on Page 15 are revised to read as follows:

        GUARANTEED DEATH BENEFIT: If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford Life, or (b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

        As of the date of receipt of due proof of death, the Company will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

        If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option.

HV-2079